EXHIBIT 10.4
September 12, 2002

Interplay Entertainment Corp.
16815 Von Karman Avenue
Irvine, CA  92606
Attention: Chief Executive Officer
Attention: Legal Department

     Re: LETTER AGREEMENT AND AMENDMENT TO VIDEO GAME DISTRIBUTION AGREEMENT DATED AUGUST 9, 2002.

Dear Sir or Madam:

     This letter will serve as the third amendment ("Amendment #3") to confirm the agreements we have reached in connection with the Video Game Distribution Agreement dated August 9, 2002, between Vivendi Universal Games, Inc. ("VUG") and Interplay Entertainment Corp. ("Interplay"), as amended by that Letter of Intent dated August 9, 2002 (the "LOI") and the Letter Agreement and Amendment #2 dated August 29, 2002 ("Amendment #2") (collectively, the "Distribution Agreement"). The provisions contained herein shall serve to amend the Distribution Agreement only as stated herein, and all other terms and conditions contained in the those agreements shall remain in full force and effect. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the New Distribution Agreement.

1.   ADDITION OF RUN LIKE HELL (XBOX) TO THE DISTRIBUTION AGREEMENT.

SECTION 3 of EXHIBIT B to the Distribution Agreement shall be modified by adding the following Partner Product and related information to the Distribution
Agreement:

                                        Submission Date(s)     Approved Gold
       TITLE            Platform:        for delivery of      Master Delivery
                                        the Gold Candidate:         Date:
------------------- ------------------- ------------------- --------------------
Run Like Hell             Xbox                  ***                 ***
------------------- ------------------- ------------------- --------------------


2.   The following shall be added to SECTION 4 of EXHIBIT B:

     "RUN LIKE HELL (XBOX) DISTRIBUTION FEE/MINIMUM GUARANTEE(S). Solely with respect to the Xbox Platform version of Run Like Hell ("RLH Xbox"), VUG's Distribution Fee shall be ***of Net Sales. VUG shall pay Interplay a Minimum Guarantee with respect to RLH Xbox in the amount of ***within three
     (3) business days of the complete execution of this Amendment #3. Further, in the event that VUG sells in between ***and ***units of the PlayStation 2 version of Run Like Hell, then VUG shall pay an additional ***Minimum Guarantee to Interplay to be attributed to RLH Xbox. In the event that


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission (`SEC") and have been filed separately with the SEC.


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     VUG sells in over  ***units of the  PlayStation 2 version of Run Like Hell, then VUG shall pay another additional ***Minimum Guarantee to Interplay to be attributed to RLH Xbox. Solely by way of clarification, each of the two additional Minimum Guarantees described herein shall be subject to all of the terms and conditions stated in the Distribution Agreement, including, without limitation, VUG's right of recoupment, offset and security interest and furthermore, Interplay expressly acknowledges and agrees that the Minimum Guarantee stated herein shall be in lieu of any Minimum Guarantees with respect to RLH Xbox that would otherwise be due to Interplay as part of the Distribution Agreement (i.e., pursuant to Section 1 of Exhibit A)."

The remainder of such Section shall be unchanged in all aspects.

     If you agree to the provisions set forth in this letter agreement, please so indicate by signing the enclosed copy and returning it to me via facsimile, followed by an original copy in the mail. As stated herein, nothing contained in this letter shall affect the terms and conditions stated in the Agreement, except as specifically stated herein.

                                             Sincerely yours,

                                             /s/ Phil O'Neil
                                             -----------------------------------
                                             Phil O'Neil
                                             President, Partner Publishing Group
                                             Vivendi Universal Games, Inc.

I agree to the provisions of this letter agreement.

Dated:     9/11/02                                   /s/ Jeff Gonzalez
        ------------------------                     ---------------------------
                                                     Name:  Jeff Gonzalez
                                                     Title: CFO


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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